UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2008

HOST HOTELS & RESORTS, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-14625	53-0085950
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6903 Rockledge Drive

Suite 1500

Bethesda, Maryland 20817

(Address of principal executive offices and Zip Code)

(240) 744-1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	Entry into Material Definitive Agreement.

On and effective November 6, 2008, the Board of Directors of Host Hotels & Resorts, Inc., a Maryland corporation, referred to herein as the Company, approved modifications to its form of indemnification agreement. The following is a summary of changes to the form of indemnification agreement, which is qualified in its entirety by reference to the form of indemnification agreement filed as Exhibit 10.32 hereto.

The changes to the form of indemnification agreement include revising the standard for indemnification to more closely track the language of the Maryland General Corporation Law. In addition, the changes clarify that a preliminary determination of entitlement of indemnification is not required for advancement of expenses and also clarify that the amendment or termination of the agreement does not affect an indemnitee’s entitlement to indemnification and advancement of expenses for a claim that relates to a challenged action or inaction that occurred prior to the amendment or termination. The Company intends to have its directors and officers replace existing indemnification agreements with the revised form. Under both the prior indemnification agreements and the agreement as revised, the Company will indemnify officers and directors to the maximum extent permitted under Maryland law.

ITEM 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On and effective November 6, 2008, the Board of Directors of the Company amended and restated the Company’s Bylaws. The following is a summary of changes effected by the adoption of the amended and restated Bylaws, which is qualified in its entirety by reference to the amended and restated Bylaws filed as Exhibit 3.3 hereto. The Bylaws, as amended and restated, are referred to as the amended Bylaws. The Bylaws as previously in effect are referred to as the former Bylaws.

ARTICLE II. MEETINGS OF STOCKHOLDERS.

Annual Meetings of Stockholders. The former Bylaws provided for an annual meeting of stockholders during the month of May. The amended Bylaws clarify that an annual meeting of stockholders shall be held on a date and at the time set by the Board of Directors and not necessarily in the month of May.

Procedures for Calling and Holding Special Stockholders Meetings. The amended Bylaws clarify that, in the event that, as a result of requests for a special stockholders meeting being revoked by stockholders, less than a majority of all the votes entitled to be cast request such meeting, the chairman of the meeting may call the meeting to order and adjourn the meeting without acting on the matter.

Notice of Stockholders Meetings. The amended Bylaws provide (a) for clarity of the electronic notice procedures, (b) for “householding” of notices, as permitted by Maryland law and the federal proxy rules, (c) that a minor irregularity in providing notice of a stockholders meeting will not affect the validity of the meeting and (d) that the Company may postpone or cancel a meeting by making a public announcement.

Inspectors. The amended Bylaws clarify the appointment powers and duties of inspectors of election for stockholders meetings.

Organization and Conduct of Stockholders Meetings. The amended Bylaws expand the list of the rules, regulations and procedures that may be established by the chairman of the meeting to include complying with any state or local laws and regulations concerning safety and security.

Advance Notice of Director Nominations and New Business Proposals from Stockholders. The former Bylaws provided for advance notice of stockholder proposals for nominees for director and for other business at an annual meeting of stockholders 120 to 180 days prior to the first anniversary of the date of the mailing of the notice for the preceding year’s annual meeting. The amended Bylaws provide that such advance notice shall be delivered to the secretary of the Company not earlier than the 150th day and not later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the preceding year’s proxy statement.

Additionally, the amended Bylaws (a) expand the information required to be provided by the stockholder making a proposal, including information about persons controlling, or acting in concert with, such stockholder and information about any hedging activities engaged in by them, and (b) establish procedures for the verification of information provided by the stockholder making the proposal.

Control Share Acquisition Act. The amended Bylaws opt the Company out of the Maryland Control Share Acquisition Act.

ARTICLE III. BOARD OF DIRECTORS.

Number, Tenure and Qualifications. The amended Bylaws clarify the procedures by which a director may resign.

Loss of Deposits & Surety Bonds. The amended Bylaws delete references to outdated provisions concerning loss of deposits and the giving of bonds by officers, agents or employees of the Company.

Ratification. The amended Bylaws clarify that, in general, the Board of Directors or stockholders may ratify prior actions of the Company or its officers to the extent that the Board of Directors or the stockholders could have originally authorized the matter.

Reliance. The Maryland General Corporation Law provides that each director, in performing his or her duties, may rely on information from others, including officers, employees, lawyers, certified public accountants and committees of the Board of Directors. The amended Bylaws conform the provision regarding reliance on others to more closely track the statute.

ARTICLE VII. STOCK.

Stock Certificates. Consistent with the New York Stock Exchange’s requirement that all listed securities be eligible to participate in the Direct Registration System, the amended Bylaws clarify that a stockholder is not entitled to a stock certificate and update provisions related to uncertificated shares. The amended Bylaws also remove provisions regarding content and signature requirements of certificates as these provisions are governed by the Maryland General Corporation Law.

Closing of Transfer Books or Fixing of Record Date. The amended Bylaws remove reference to closing of the Company’s transfer books.

ARTICLE XII. INDEMNIFICATION AND ADVANCE OF EXPENSES.

Indemnification and Advance of Expenses. The amended Bylaws further clarify that subsequent amendments to Article XII do not alter a director or officer’s entitlement to indemnification and advance of expenses.

ITEM 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBITS
3.3	Bylaws of Host Hotels & Resorts, Inc., as amended and restated as of November 6, 2008

10.32	Form of Indemnification Agreement for officers and directors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 12, 2008	HOST HOTELS & RESORTS, INC.

	By:	/s/ Brian G. Macnamara
Brian G. Macnamara
Senior Vice President, Corporate Controller